KPMG LLP Suite 600 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Consumer Portfolio Services, Inc. (the “Company”)

Citigroup Global Markets Inc.

Capital One Securities, Inc. (together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2025-D – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “bb.Pool_2025-D_082925_Indicative.xlsx” provided by the Company on September 5, 2025, containing information on 12,916 automobile retail installment sale contracts (“Receivables”) as of August 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2025-D. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures table below.

•	The term "Vehicle Model Mapping" means a list mapping specific vehicle model descriptions to general vehicle model descriptions, contained in email correspondence with the Company on September 13, 2025.

•	The term “Title Document” means one of the title documents listed in email correspondence with the Company on September 13, 2025, which the Company informed are the acceptable forms of Title Document.

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•	The term “Acceptable Company Names” means the names listed in email correspondence with the Company on September 13, 2025, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Insurance Document” means one of the insurance documents listed in email correspondence with the Company on September 13, 2025, which the Company informed us includes the acceptable forms of Insurance Document.

•	The term “Receivable File” means the following documents for each Sample Receivable (defined below): Installment Sale Contract (not applicable for direct loans), including any addendum thereto, Retail Installment Sale Contract Simple Interest Finance Charge letter, Federal Truth in Lending Disclosure Statement (within the Installment Sale Contract or, for a direct loan, a stand-alone document), Title Document, Insurance Document, Credit Application (not applicable for direct loans), and/or the following screens in the Company’s servicing system: Analysis 1 screen, Loan Application Update screen, and/or Credit Report Inquiry screen. We accessed the Receivable File documents in the Company’s servicing system via virtual desktop. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

•	The term “Provided Information” means the Instructions, Vehicle Model Mapping, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the specified attributes from the Data File to the Receivable File, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File / Instructions

Obligor’s First Name and Last Name	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Credit Application

Contract Date	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Term	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Amount Financed	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Scheduled Monthly Payment Amount	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

2

Attribute	Receivable File / Instructions

Annual Percentage Rate (“APR”)	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Vehicle Type (New or Used)	Installment Sale Contract, Federal Truth in Lending Disclosure Statement. Consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Model Mapping

Vehicle Model	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Model Mapping, Insurance Document

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

2.	Proof of Insurance. The Company instructed us to consider an Insurance Document to be acceptable proof of insurance. The Company further instructed us that no insurance document was required for Sample Receivables with the characteristics listed below because its underwriting policy does not require proof of insurance for these receivable types:

(i)	Stip Tier 1 (Type “ST01” on the Analysis 1 screen in the Company’s servicing system)

(ii)	Stip Tier 2 (Type “ST02” on the Analysis 1 screen in the Company’s servicing system) or Stip Tier 3 (Type “ST03” on the Analysis 1 screen in the Company’s servicing system) for which:

a.	the Loan Application Update screen in the Company's servicing system indicates that the signed contract was received prior to April 1, 2024, or

b.	the Credit Report Inquiry screen in the Company’s servicing system indicates the customer had an open automobile or mortgage loan and the Program in the Data File was “Pref.”

As such, the absence of an insurance document for Sample Receivables with these receivable types should not be considered an exception.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

We found such information to be present as required.

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We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 3, 2025

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Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2025D001	51	2025D051	101	2025D101
2	2025D002	52	2025D052	102	2025D102
3	2025D003	53	2025D053	103	2025D103
4	2025D004	54	2025D054	104	2025D104
5	2025D005	55	2025D055	105	2025D105
6	2025D006	56	2025D056	106	2025D106
7	2025D007	57	2025D057	107	2025D107
8	2025D008	58	2025D058	108	2025D108
9	2025D009	59	2025D059	109	2025D109
10	2025D010	60	2025D060	110	2025D110
11	2025D011	61	2025D061	111	2025D111
12	2025D012	62	2025D062	112	2025D112
13	2025D013	63	2025D063	113	2025D113
14	2025D014	64	2025D064	114	2025D114
15	2025D015	65	2025D065	115	2025D115
16	2025D016	66	2025D066	116	2025D116
17	2025D017	67	2025D067	117	2025D117
18	2025D018	68	2025D068	118	2025D118
19	2025D019	69	2025D069	119	2025D119
20	2025D020	70	2025D070	120	2025D120
21	2025D021	71	2025D071	121	2025D121
22	2025D022	72	2025D072	122	2025D122
23	2025D023	73	2025D073	123	2025D123
24	2025D024	74	2025D074	124	2025D124
25	2025D025	75	2025D075	125	2025D125
26	2025D026	76	2025D076	126	2025D126
27	2025D027	77	2025D077	127	2025D127
28	2025D028	78	2025D078	128	2025D128
29	2025D029	79	2025D079	129	2025D129
30	2025D030	80	2025D080	130	2025D130
31	2025D031	81	2025D081	131	2025D131
32	2025D032	82	2025D082	132	2025D132
33	2025D033	83	2025D083	133	2025D133
34	2025D034	84	2025D084	134	2025D134
35	2025D035	85	2025D085	135	2025D135
36	2025D036	86	2025D086	136	2025D136
37	2025D037	87	2025D087	137	2025D137
38	2025D038	88	2025D088	138	2025D138
39	2025D039	89	2025D089	139	2025D139
40	2025D040	90	2025D090	140	2025D140
41	2025D041	91	2025D091	141	2025D141
42	2025D042	92	2025D092	142	2025D142
43	2025D043	93	2025D093	143	2025D143
44	2025D044	94	2025D094	144	2025D144
45	2025D045	95	2025D095	145	2025D145
46	2025D046	96	2025D096	146	2025D146
47	2025D047	97	2025D097	147	2025D147
48	2025D048	98	2025D098	148	2025D148
49	2025D049	99	2025D099	149	2025D149
50	2025D050	100	2025D100	150	2025D150

1 The Company has assigned a unique eight-digit account number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s account numbers.

A-1

Exhibit B

Exception List

Sample Receivable	Receivable Number	Attribute	Per Data File	Per Receivable File

90	2025D090	Contract Date	7/8/2025	7/10/2025

B-1